                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported) : November 1, 2003

                       CORPORATE ASSET BACKED CORPORATION
             (Exact name of registrant as specified in its charter)

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
              DELAWARE             333-61522            22-3281571
          (State or other         (Commission       (I. R. S. Employer
          jurisdiction  of         File Number)     Identification No.)
           incorporation)

        445 BROAD HOLLOW ROAD
              SUITE 239                                  11747
         MELVILLE,  NEW YORK                          (Zip Code)
        (Address of principal
         executive offices)

                            --------------------------

       Registrant's telephone number, including area code: (631) 587-4700

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable

ITEM 2.     ACQUISITION OF DISPOSITION OF ASSETS

            Not Applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not Applicable

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not Applicable

ITEM 5.     OTHER EVENTS

            99.1 Distribution to holders of the Corporate Asset Backed Corporation ("CABCO" Series 2002-1 Trust (Time Warner Inc.) on November 1, 2003.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial statements of business acquired.

                  Not applicable

            (b)   Pro forma financial information.

                  Not applicable.

            (c)   Exhibits.

                  99.1 Trustee's report in respect of the November 1, 2003 distribution to holders of the ("CABCO" Series 2002-1 Trust (Time Warner Inc.)

ITEM 8.     CHANGE IN FISCAL YEAR

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Not Applicable

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        CORPORATE ASSET BACKED CORPORATION



                        By: THE BANK OF NEW YORK, as Trustee of the CABCO Series 2002-1 Trust (Time Warner Inc.) established by the Registrant


                                          By:  /s/ Andres E. Serrano
                                               Name:  Andres E. Serrano
Date: 11/1/03                                  Title: Vice President

                                  EXHIBIT INDEX


            99.1        Trustee's report in respect of the November 1, 2003
                        distribution to holders of the ("CABCO" Series 2002-1
                        Trust (Time Warner Inc.)